Statement of Additional Information Supplement	September 22, 2006

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION OF
THE PUTNAM FUNDS

The following changes apply to the statements of additional information of each Putnam fund except Putnam Capital Appreciation Fund, Putnam Arizona Tax Exempt Income Fund, Putnam Florida Tax Exempt Income Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, and Putnam Pennsylvania Tax Exempt Income Fund.

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Effective October 2, 2006, in the section “Determination of Net Asset Value,” the sixth paragraph is replaced with the following:

Currency exchange rates used in valuing Securities are normally determined as of 3:00 p.m. Eastern time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the Exchange, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

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In the section “Management,” the first paragraph under the sub-header “The Sub-Manager” is replaced by the following:

PIL, a wholly-owned subsidiary of The Putnam Advisory Company, LLC and an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time. PIL is currently authorized to serve as the sub-manager, to the extent determined by Putnam Management from time to time, for the following funds: Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam High Yield Advantage Fund, Putnam High Yield Trust, Putnam Global Equity Fund, Putnam Global Natural Resources Fund, Putnam Europe Equity Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam Research Fund and Putnam Utilities Growth & Income Fund. PIL may serve as sub-manager pursuant to the terms of a sub-management agreement between Putnam Management and PIL. Pursuant to the terms of the sub-management agreement, Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam Global Natural Resources Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam Research Fund and Putnam Utilities Growth and Income Fund, if any, managed by PIL from time to time, and 0.40%

of the average aggregate net asset value of the portion of Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam High Yield Advantage Fund and Putnam High Yield Trust, if any, managed by PIL from time to time.

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The subsection entitled “Repurchase Agreements” under “Miscellaneous Investments, Investment Practices and Risks” is revised to reflect that the funds may enter into repurchase agreements not only with respect to obligations of the U.S. government or its agencies or instrumentalities, but also with respect to certain other investment-grade fixed-income securities (including without limitation certain corporate bonds and notes, commercial paper, mortgage-backed and asset-backed securities, and short-term securities).

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